For the fiscal year ended (a) December 31, 1996
File number: 811-2992

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
       Met Pier Expo Auth McCormack Place Con Center

2.   Date of Purchase
       2/28/96

3.   Number of Securities Purchased
       40,000

4.   Dollar Amount of Purchase
      $4,295,000

5.   Price Per Unit
      $107.375

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
      Smith Barney

7.   Other Members of the Underwriting Syndicate


EXHIBIT A

UNDERWRITER
Smith Barney Inc.
Artemis Capital Group Inc.
Carmona, Motley & Co., Inc.
Mesirow Financial, Inc.
J.P. Morgan Securities Inc.
M.R. Beal & Company
The Chicago Corporation
Reinoso & Company Inc.


For the fiscal year ended (a) December 31, 1996
File number c 811-2992

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
       Puerto Rican Common Hwy & Trans Auth

2.   Date of Purchase
       3/29/96

3.   Number of Securities Purchased
       80,000

4.   Dollar Amount of Purchase
      $7,282,400

5.   Price Per Unit
      $91.030

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Merrill Lynch & Co.
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
PaineWebber Incorporated
Citicorp Securities, Inc.
Clark, Melvin Securities Corporation
Lehman Brothers
Morgan Stanley & Co. Incorporated
Oriental Financial Services Corp.
Prudential Securities Incorporated
Smith Barney Inc.


For the fiscal year ended (a) December 31, 1996
File number c 811-2992

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
       Metropolitan Trans Auth NY - Transit Rev

2.   Date of Purchase
       5/10/96

3.   Number of Securities Purchased
       25,000

4.   Dollar Amount of Purchase
      $2,464,975

5.   Price Per Unit
      $98.599

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Smith Barney Inc.

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Smith Barney Inc.
Dillon Read & Co. Inc.
Bear, Stearns & Co. Inc.
PaineWebber Incorporated
Goldman, Sachs & Co.
J.P. Morgan & Co.
Lehman Brothers
Merrill Lynch & Co.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Cambridge Partners LLC
Citicorp Securities, Inc.
First Albany Corporation
Greenwich Partners, Inc.
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Samuel A. Ramirez & Co. Inc.
William E. Simon & Sons Municipal Securities